SECOND AMENDMENT TO
                            ASSET PURCHASE AGREEMENT


This  SECOND  AMENDMENT  TO  ASSET  PURCHASE  AGREEMENT  is made this 6th day of
April, 2001, by, between and among OSAGE SYSTEMS GROUP, INC., a Delaware corporation ("Osage"), and its wholly owned subsidiaries, OSAGE COMPUTER GROUP, INC., a Delaware corporation ("Osage Computer"), SOLSOURCE COMPUTERS, INC., a California corporation ("SolSource"), H.V. JONES, INC., a Texas corporation ("HV Jones"), OPEN SYSTEM TECHNOLOGIES, INC., a Delaware corporation ("OST"), OPEN BUSINESS SYSTEMS, INC., an Illinois corporation ("OBS"), OSAGE SYSTEMS GROUP MINNESOTA, INC., a Minnesota corporation ("OSGM"), OSAGE iXi, INC., a Delaware corporation ("Osage iXi"), (Osage, Osage Computer, SolSource, HV Jones, OST, OBS, OSGM and Osage iXi also referred to individually as "Seller" and collectively as "Sellers"), POMEROY COMPUTER RESOURCES, INC., a Delaware corporation ("Pomeroy") and POMEROY SELECT INTEGRATION SOLUTIONS, INC. ("PSIS") (Pomeroy and PSIS also referred to individually as "Purchaser" and collectively as "Purchasers").

WHEREAS, Sellers and Purchasers entered into an Asset Purchase Agreement dated the 9th day of February, 2001;

WHEREAS, Sellers and Purchasers entered into a First Amendment to Asset Purchase Agreement dated the 28th day of February, 2001 (the Asset Purchase Agreement and First Amendment are collectively referred to as "Agreement");

WHEREAS, Purchasers forwarded to Sellers a termination notice dated March 26, 2001, incident to which the Purchasers terminated the Agreement because of the failure of certain conditions precedent to be satisfied;

WHEREAS, it is Purchasers' desire to rescind their termination notice terminating the Agreement, but only upon the condition that the Agreement is amended accordingly;

WHEREAS, pursuant to the provisions of Section 13.8, the parties reserved the right to amend or modify this Agreement in a writing signed by the parties;

WHEREAS, it is the desire of the Sellers and Purchasers to enter into this Second Amendment to Asset Purchase Agreement ("Second Amendment") to reinstate the Agreement and to modify certain of its provisions.

NOW, THEREFORE, in consideration of the above premises and the mutual promises, covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:

1. The termination notice forwarded by Purchasers to Sellers on March 26, 2001, is hereby rescinded.

2. Section 3.1 of the Agreement is hereby deleted in its entirety, and in lieu thereof, the following Section 3.1 shall be inserted:

     3.1  Amount  of Purchase Price. The purchase price for the Purchased Assets
          -------------------------
          No. 1 and the Purchased Assets No. 2 to be acquired by Pomeroy and PSIS shall be the greater of One Million Dollars ($1,000,000.00) or the sum of:

          (a) the net book value of the Fixed Assets as of the Closing Date (which amount was $1,355,706 as of December 31, 2000 and will be increased by acquisitions or decreased by dispositions, depreciation and amortization of Fixed Assets in the ordinary course of business prior to the Closing Date);

          (b)  the  amount  of the Vendor Receivable as of the Closing Date; and

          (c) the value of the Committed Inventory determined by its cost as of the Closing Date.

          The purchase price to be paid to the Sellers hereunder by Pomeroy and PSIS, as applicable, shall be allocated as set forth on Exhibit F attached hereto. Each Seller and Pomeroy and PSIS agree that each shall act in a manner consistent with such allocation in (a) filing Internal Revenue Form 8594; and (b) in paying sales and other transfer taxes in connection with the purchase and sale of assets pursuant to this Agreement. To the extent that any transaction contemplated herein are not exempt from sales and other transfer taxes pursuant to Section 1146(c) of the Bankruptcy Code, Pomeroy and PSIS shall pay such sales and other transfer taxes, and any such costs will not be deducted from the purchase price to be paid to the Sellers hereunder.

3. Section 3.2 of the Agreement is hereby deleted in its entirety, and in lieu thereof, the following Section 3.2 shall be inserted:

     3.2  Payment  of  Purchase  Price.  The  purchase price shall be payable to
          ----------------------------
          Sellers or to its creditors as may be directed by the Bankruptcy Court by Pomeroy and PSIS in cash by wire transfer and immediately available funds on the Closing Date.

4. The conditions precedents to the Agreement contained in Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.9 and 8.12 shall be deemed satisfied or waived by Pomeroy and PSIS. The condition precedent requiring the Bankruptcy Court to have entered an order authorizing the sale of the Purchased Assets to Pomeroy/PSIS pursuant to the Agreement on or before April 14, 2001, shall remain in full force and effect.

5. Section 8 of the Agreement is amended by inserting at the end of Section 8.12, the following Sections 8.13 and 8.14:

     8.13 Each Seller shall have delivered to Pomeroy and PSIS, as applicable, at or before the Closing, the following documents, all of which shall be in form and substance reasonably acceptable to Pomeroy and PSIS and their counsel:

          (a)  Instruments  of  transfer  required  by  Section  1.7;

          (b) Copies of resolutions of the Board of Directors of each Seller and any other necessary corporate actions, certified by the Secretary or Assistant Secretary of each Seller, authorizing the execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby and attesting to the signatures of the officers signing documents on behalf of each Seller;

          (c) Each Seller shall have entered into the non-competition agreements as set forth in Exhibits H and I; and

          (d) Possession of Purchased Assets No. 1 and Purchased Assets No. 2 shall be provided to Pomeroy and PSIS, as applicable.

     8.14 The Bankruptcy Court shall have entered into an order authorizing the sale of the Purchased Assets to Pomeroy/PSIS pursuant to the Agreement (the "Sale Order") on or before April 14, 2001.

6. Section 9.4(b) is deleted in its entirety, and Sections 9.4(c) and (d) are renumbered 9.4(b) and (c), respectively.

7. The offset rights contained in Sections 1.6(a), 2.2 and 2.3 (against the amount due under the Promissory Note) shall be deleted because of the elimination of the Promissory Note formerly contained in Section 3.2(a).

8.   Section 12.1 is deleted in its entirety, and in lieu thereof, the following
     Section  12.1  shall  be  inserted:

     12.1 Closing of the sale and purchase of the Purchased Assets No. 1 and Purchased Assets No. 2 (the "Closing") shall take place at the offices of Pomeroy's and PSIS's counsel, Lindhorst & Dreidame Co., LPA, on or before the third Business Day following the entry of the Sale Order (described in Section 8.14), or at such other time or place as may be mutually agreed to in writing by Pomeroy and PSIS and Sellers, and as permitted in Section 8.10 (the "Closing Date").

Except as amended by this Second Amendment, the parties ratify, reaffirm and reinstate the terms of the Asset Purchase Agreement dated February 9, 2001, as amended by the First Amendment to Asset Purchase Agreement dated February 28, 2001.

IN WITNESS WHEREOF, the parties have entered into this SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT as of the day and year first above written.

                                   POMEROY  COMPUTER  RESOURCES,  INC.


                                   By:
                                      ----------------------------------
                                      Stephen  E.  Pomeroy
                                      President


                                   POMEROY  SELECT  INTEGRATION
                                   SOLUTIONS,  INC.


                                   By:
                                      ----------------------------------
                                      Stephen  E.  Pomeroy
                                      Chief  Executive  Officer  and President


                                   OSAGE  SYSTEMS  GROUP,  INC.


                                   By:
                                      ----------------------------------
                                      Phil  Carter
                                      Chairman  and  Chief  Executive  Officer

                                   OSAGE  COMPUTER  GROUP,  INC.


                                   By:
                                      ----------------------------------
                                      Phil  Carter
                                      Chairman  and  Chief  Executive  Officer


                                   SOLSOURCE  COMPUTERS,  INC.


                                   By:
                                      ----------------------------------
                                      Phil  Carter
                                      Chairman  and  Chief  Executive  Officer


                                   H.V.  JONES,  INC.


                                   By:
                                      ----------------------------------
                                      Phil  Carter
                                      Chairman  and  Chief  Executive  Officer


                                   OPEN  SYSTEM  TECHNOLOGIES,  INC.


                                   By:
                                      ----------------------------------
                                      Phil  Carter
                                      Chairman  and  Chief  Executive  Officer


                                   OPEN  BUSINESS  SYSTEMS,  INC.


                                   By:
                                      ----------------------------------
                                      Phil  Carter
                                      Chairman  and  Chief  Executive  Officer

                                   OSAGE  SYSTEMS  GROUP  MINNESOTA,
                                   INC.


                                   By:
                                      ----------------------------------
                                      Phil  Carter
                                      Chairman  and  Chief  Executive  Officer


                                   OSAGE  iXi,  INC.


                                   By:
                                      ----------------------------------
                                      Phil  Carter
                                      Chairman  and  Chief  Executive  Officer